UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: March 7, 2008
(Date of earliest event reported)
Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250
San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)
(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note.
          On January 23, 2008, Glu Mobile Inc., a Delaware corporation (“Glu”), announced that it would be commencing a recommended cash offer (the “Offer”) to be made by Glu for all of the outstanding shares of Superscape Group plc (“Superscape”). Founded in 1993, Superscape is a leading publisher of 2D and 3D games for use on mobile phones. On March 7, 2008, Glu’s directors announced that all of the conditions of the Offer had been satisfied or waived, and the Offer had been declared unconditional in all respects. The initial Form 8-K related to the declaring unconditional of the Offer was filed on March 7, 2008. This Form 8-K/A is being filed to amend and supplement the previously filed Form 8-K to include the required financial statements and information under Item 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The following audited financial statements are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:
     Audited Report and Financial Statements of Superscape Group plc as of and for the twelve months ended January 31, 2008
     (b) Pro Forma Financial Information.
     The following pro forma information is filed as Exhibit 99.2 to this report and incorporated in its entirety herein by reference:
     Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007
     Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2007
     (d) Exhibits.

Number	Description

99.1	Audited Report and Financial Statements of Superscape Group plc as of and for the twelve months ended January 31, 2008.

99.2	Pro forma financial information.

99.3	Consent of Ernst & Young LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLU MOBILE INC.
By:	/s/ Eric R. Ludwig
Eric R. Ludwig
SVP Finance and Interim Chief Financial Officer

Date: May 22, 2008

EXHIBIT INDEX

Number	Description

99.1	Audited Report and Financial Statements of Superscape Group plc as of and for the twelve months ended January 31, 2008.

99.2	Pro forma financial information.

99.3	Consent of Ernst & Young LLP